Exhibit 99.1

Ranpak Announces Victory in Patent Litigation
Before German Federal Court of Justice

CONCORD TOWNSHIP, Ohio, July 22 2019 – Ranpak Holdings Corp. (NYSE: PACK) (“Ranpak”), a leading provider of environmentally sustainable, systems-based, product protection solutions for e-commerce and industrial supply chains, today announced that Germany’s supreme court, the Federal Court of Justice, issued a significant ruling affirming the validity of a Ranpak patent.

Previously, Ranpak had filed a complaint alleging infringement by a competitor of a Ranpak patent relating to conversion machines that produce paper cushioning products. After Ranpak’s infringement complaint was filed, the competitor sought to nullify the validity of the patent.

Following the Federal Court of Justice ruling upholding the validity of the patent and dismissing the nullity action, Ranpak renewed its request for a full accounting so that a determination can be made of the damages caused by the competitor’s infringing acts.

The Federal Court of Justice ruling underscores an important competitive advantage for Ranpak – its IP portfolio. Notably, this ruling is the second time since 2017 that Ranpak has prevailed in an infringement lawsuit regarding Ranpak’s patents.

Omar M. Asali, Ranpak’s Executive Chairman said, “From when Ranpak was founded in 1972, Ranpak has been intensely focused on developing and protecting its IP. Although the court process is ongoing, we believe we have a strong argument to receive meaningful damages so we will continue to pursue it with vigor. Competitors know we are serious about protecting our IP and the best way to emphasize this is by pursuing legal action when we conclude our IP rights have been violated.”

About Ranpak

Founded in 1972, Ranpak’s goal was to create the first environmentally responsible system to protect products during shipment. The development and improvement of materials, systems and total solution concepts have earned Ranpak a reputation as an innovative leader in e-commerce and industrial supply chain solutions. Ranpak is headquartered in Concord Township, Ohio and has approximately 550 employees.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the parties, perspectives and expectations, are forward-looking statements. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example, statements about: our expectations around the performance of the business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business; our public securities’ potential liquidity and trading; the lack of a market for our securities.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (1) our inability to secure a sufficient supply of paper to meet our production requirements; (2) the impact of the price of kraft paper on our results of operations; (3) our reliance on third party suppliers; (4) the high degree of competition in the markets in which we operate; (5) consumer sensitivity to increases in the prices of our products; (6) changes in consumer preferences with respect to paper products generally; (7) continued consolidation in the markets in which we operate; (8) the loss of significant end-users of our products or a large group of such end-users; (9) our failure develop new products that meet our sales or margin expectations; (10) our future operating results fluctuating, failing to match performance or to meet expectations; (11) our ability to fulfill our public company obligations; and (12) other risks and uncertainties indicated from time to time in filings made with the SEC. Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

CONTACTS

Investors:

ir@ranpak.com

Media:
Sard Verbinnen & Co.
David Millar/Julie Casale
212-687-8080